Exhibit 10.1

                              Management Agreement

                              MANAGEMENT AGREEMENT


e.Deal.net
1628 West 1st, Suite 214
Vancouver, B.C.
V6J-1G1

AND

Herdev S.Rayat
1025 Augusta Ave
Burnaby, B.C.
V5A-1K3


     This management agreement is made in two original copies between

     (1)  e.Deal.net, Inc.

     and

     (2)  Herdev S. Rayat


     It is agreed as follows:

          That Mr. Herdev S. Rayat agrees to provide e.Deal.net, Inc., management services.

          For an indefinite period of time commencing January 1st, 2000. A fee of $2,666.66 per month is to be paid to Mr. Rayat.


----------------------------                 -------------------------
Herdev S. Rayat                              e.Deal.net: per Harv Dhaliwal
President                                    Director